UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2015

Vivint Solar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36642	45-5605880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 N. Thanksgiving Way, Suite 500

Lehi, Utah 84043

(Address of principal executive offices, including zip code)

(877) 404-4129

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the previously announced acquisition of Vivint Solar, Inc., a Delaware corporation (the “Company” or “Vivint Solar”) pursuant to an Agreement and Plan of Merger by and among SunEdison, Inc., a Delaware corporation (“Parent” or “SunEdison”), SEV Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”) and the Company (the “Merger Agreement”), dated July 20, 2015, pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent, the Company entered into letter agreement amendments (each, an “Amendment”) on July 19, 2015 with Mr. Gregory S. Butterfield to amend his involuntary termination protection agreement, dated as of June 27, 2014, and Mr. Dana Russell to amend his involuntary termination protection agreement, dated as of June 26, 2014.

Under the terms of the Amendments, upon the effective time of the Merger (the “Effective Time”) the involuntary termination protection agreements will be amended to provide that such agreements will be terminated and have no further effect upon the second anniversary of the Effective Time; provided that the restrictive covenants under the involuntary termination protection agreements will continue in full force and effect during Messrs. Butterfield’s and Russell’s employment or service with the Company or any affiliate and for the one-year period thereafter. Pursuant to the terms of the Amendments, Messrs. Butterfield and Russell agreed that the consummation of the Merger alone will not constitute a material diminution in their title, duties, authority, reporting position or responsibilities measured in the aggregate for purposes of the “good reason” definition in the applicable involuntary termination protection agreement. In addition, Mr. Russell’s Amendment amended the definition of “good reason” in his involuntary termination protection agreement which definition will apply following the Effective Time under the involuntary termination protection agreement.

Pursuant to the Amendments, after the Effective Time Mr. Butterfield will be granted an award of 700,000 restricted stock units in respect of common stock of Parent (“Parent Common Stock”) and Mr. Russell will be granted an award of 225,000 restricted stock units in respect of Parent Common Stock. The restricted stock unit award grants will vest as follows: ten percent (10%) on December 31, 2017, forty-five percent (45%) on December 31, 2018, and the remaining forty-five percent (45%) on December 31, 2019. Subject to the compensation committee’s discretion to accelerate vesting, all unvested restricted stock units will be immediately forfeited upon a termination of employment for any reason.

The Amendments provide that thirty percent (30%) of Mr. Butterfield’s options to purchase shares of common stock of the Company (“Company Common Stock”) and twenty percent (20%) of Mr. Russell’s options to purchase Company Common Stock, whether vested or unvested, will be converted into an unvested option to purchase shares of Parent Common Stock. The options to purchase Parent Common Stock will vest fifty percent (50%) on each of the first and second anniversaries of the Effective Time; provided that one hundred percent (100%) will vest upon Messrs. Butterfield’s or Russell’s termination of employment by the Company for any reason other than “cause” or by Messrs. Butterfield or Russell for “good reason” (as defined in the applicable Amendment).

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the terms of each such document.

Item 8.01	Other Events.

On July 23, 2015, Gregory Butterfield, the Company’s Chief Executive Officer, filmed an introductory video targeted at the employees of SunEdison. A transcript of Mr. Butterfield’s remarks is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Exhibit Number	Description

99.1	Transcript of video filmed by Greg Butterfield dated July 23, 2015.

Cautionary Statement Regarding Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including with respect to the timing of the completion of the acquisition and the ability of SunEdison to finance aspects of the acquisition, and typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “intend,” “project,” “target,” “plan,” “believe” and similar terms and expressions. Forward-looking statements are based on current expectations and assumptions. Although Vivint Solar believes that its expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct, and actual results may vary materially. For example, (1) Vivint Solar may be unable to obtain the stockholder approval required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Vivint Solar could interfere with the merger; (5) SunEdison may be unable to obtain the financing for which it has received commitments or to complete the sale of assets contemplated by the TERP Purchase Agreement; (6) problems may arise in integration, which may result in less effective or efficient operations; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what SunEdison, Terraform Power, Inc. (“TerraForm Power”) or Vivint Solar expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger and the related transactions; (10) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (11) the companies may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Vivint Solar, SunEdison and TerraForm Power described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. All forward-looking statements included in this document are based upon information available to Vivint Solar, SunEdison and TerraForm Power on the date hereof, and none of Vivint Solar, SunEdison or TerraForm Power assumes any obligation to update or revise any such forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in those statements will be achieved or will occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Except as required by law, Vivint Solar does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. You should read the documents Vivint Solar has filed with the SEC for more complete information about the company. These documents are available on both the EDGAR section of the SEC’s website at www.sec.gov and the Investor Relations section of the company’s website at www.vivintsolar.com.

Additional Information and Where to Find it

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed merger transaction between SunEdison and Vivint Solar will be submitted to the stockholders of Vivint Solar for their consideration. SunEdison intends to file with the SEC a registration statement on Form S-4 that will include a prospectus of SunEdison and a proxy statement of Vivint Solar, and Vivint Solar intends to file with the SEC a definitive proxy statement on Schedule 14A. SunEdison and Vivint Solar also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF VIVINT SOLAR ARE URGED TO READ THE PROXY STATEMENT, PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SUNEDISON, VIVINT SOLAR AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by SunEdison (when they become available) may be obtained free of charge on SunEdison’s website at www.sunedison.com or by directing a written request to SunEdison, Inc., Investor Relations, 13736 Riverport Drive, Ste. 1800, Maryland Heights, MO 63043. Copies of documents filed with the SEC by Vivint Solar (when they become available) may be obtained free of charge on Vivint Solar’s website at www.vivintsolar.com or by directing a written request to Vivint Solar, Inc., care of Vivint Solar Investor Relations, 3301 N Thanksgiving Way, Ste. 500, Lehi, UT, 84043. Investors and security holders may also read and copy any reports, statements and other information filed by SunEdison or Vivint Solar, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in Solicitation

Vivint Solar, Parent and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Vivint Solar’s stockholders in connection with the proposed transaction. Information regarding Vivint Solar’s directors and executive officers is contained in the proxy statement for Vivint Solar’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 20, 2015. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Vivint Solar’s website at http://investors.vivintsolar.com/company/investors/financial-information/sec-filings/default.aspx. Information regarding Parent’s executive officers and directors is contained in the proxy statement for Parent’s 2015 Annual Meeting of Stockholders filed with the SEC on April 17, 2015. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Parent’s website at http://investors.sunedison.com/phoenix.zhtml?c=106680&p=irol-sec. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vivint Solar, Inc.

By:	/s/ Shawn J. Lindquist
Shawn J. Lindquist
Chief Legal Officer, Executive Vice President and Secretary

Date: July 23, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of video filmed by Greg Butterfield dated July 23, 2015.